SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

ORTHOLOGIC CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21214	86-0585310

(Commission File Number)	(IRS Employer Identification Number)

1275 West Washington Street, Tempe, Arizona 85281

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 286-5520

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2

Item 12. Results of Operations and Financial Condition.

On November 5, 2003, Orthologic Corp. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

OrthoLogic Corp. also held a public conference call announcing financial results described in the November 5, 2003 press release. Following the formal presentation of the financial results, the officers of OrthoLogic Corp. answered questions from the public. A full transcript of the conference call is furnished as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2003	ORTHOLOGIC CORP

/s/ Sherry A. Sturman

Sherry A. Sturman Sr. Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated November 5, 2003, issued by Orthologic Corp.
99.2	Transcript of the November 5, 2003 conference call announcing the financial results of the quarter ended September 30, 2003.